Exhibit 99.1
AMENDED COVENANTS Leverage Ratios (debt/adj. EBITDA) New Leverage Ratios 2007 ^ 3.75 3/31/2008 4.45x 2008 ^ 3.50 6/30/2008 4.90x 2009 ^ 3.00 9/30/2008 4.90x 2010 ^ 2.50 12/31/2008 4.90x 2011 ^ 2.50 3/31/2009 4.50x 6/30/2009 4.35x 9/30/2009 3.90x 12/31/2009 3.50x Interest Coverage New Interest Coverage 2007 ^ 2.00x 3/31/2008 1.00x 2008 ^ 2.50x Q1 & Q2 ^ 3.00x Q3 & Q4 6/30/2008 1.00x 2009 ^ 4.00x 9/30/2008 0.80x 12/31/2008 0.80x 3/31/2009 1.25x 6/30/2009 1.25x 9/30/2009 1.75x 12/31/2009 1.75x Previous Covenants Amended Covenants § Proactively worked with banks to revise covenants § Provides flexibility § Assumed no land sales § Land sales will be upside § Adjusted EBITDA excludes non- cash charges including provision for environmental restoration and remediation